Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Taxes Payable
EIT payable	¥ 109,864		¥ 69,773
VAT payable	58,624		52,614
Withholding income tax payable	55,854		29,242
Withholding individual income taxes for employees	46,739		44,968
Others	45,163		7,173
Total	¥ 316,244	$ 45,851	¥ 203,770